SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2003

CORINTHIAN COLLEGES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25283 (Commission File Number)	33-0717312 (I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California (Address of principal executive offices)	92707 (Zip Code)

Registrant’s telephone number, including area code: (714) 427-3000

N/A
(Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS
Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the terms of that certain Support Agreement, dated June 23, 2003 (the “Support Agreement”), by and among CDI Education Corporation (“CDI”), Corinthian Colleges, Inc. (the “Company”) and the Company’s wholly-owned subsidiary, Corinthian Canada Acquisition, Inc. (“Corinthian Canada”), Corinthian Canada acquired approximately 9,137,000 common shares of CDI under its previously announced tender offer. The acquired shares represent approximately 89% of all outstanding CDI shares. The tender offer has been extended until 5:00 p.m. (Toronto time) on September 3, 2003 to allow the holders of CDI shares who have not accepted the tender offer to deposit their CDI shares under the tender offer. Corinthian currently intends to acquire any CDI shares remaining untendered at the expiration of the extension through either compulsory acquisition or a merger transaction in which the consideration will be the same as the tender offer price of C$4.33 cash per CDI share. The total offering price for all CDI shares is approximately C$45 million or US$32 million (exchange rate as of August 18, 2003), plus the assumption of debt of approximately C$14 million or US$10 million.

     Corinthian is funding the tender offer with available cash and borrowings from its credit facility.

     For additional information regarding the acquisition of CDI, reference is made to the Support Agreement (incorporated by reference to Exhibit 2.1 to the Form 8-K of the Company filed with the Securities and Exchange Commission on July 3, 2003), and the press release issued by the Company on August 19, 2003, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     The Company has amended and increased its credit facility from $100 million to $235 million. The amended credit facility includes a $185 million domestic facility and a $50 million Canadian facility.

     For information regarding the amendment of the Company’s credit facility, reference is made to the press release issued by the Company on August 19, 2003, which is filed as Exhibit 99.2 hereto and incorporated by reference herein, and the First Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORINTHIAN COLLEGES, INC.

By:	/s/ Dennis N. Beal

Dennis N. Beal,
Executive Vice President and
Chief Financial Officer

Date: August 27, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1	Support Agreement, dated as of June 23, 2003, by and among Corinthian Colleges, Inc., Corinthian Canada Acquisition Inc. and CDI Education Corporation. (incorporated by reference to Exhibit 2.1 to the Form 8-K of the Company filed with the Securities and Exchange Commission on July 3, 2003).

10.1	First Amended and Restated Credit Agreement, dated as of August 15, 2003, among Corinthian Colleges, Inc., Corinthian Canada Acquisition, Inc., Bank of America, N.A., as Domestic Administrative Agent, Domestic Swing Line Lender and Domestic L/C Issuer, Bank of America, N.A., acting through its Canadian Branch, as Canadian Administrative Agent, Canadian Swing Line Lender and Canadian L/C Issuer, Union Bank of California, N.A., as Syndication Agent, U.S. Bank National Association and JPMorgan Chase Bank, as Co-Documentation Agents, each Lender from time to time party thereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager. Schedules and exhibits to this First Amended and Restated Credit Agreement have not been included herewith, but will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Text of press release of Corinthian Colleges, Inc. issued August 19, 2003 regarding acquisition of CDI Education Corporation.

99.2	Text of press release of Corinthian Colleges, Inc. issued August 19, 2003 regarding the First Amended and Restated Credit Agreement.